EXHIBIT 10.3

AMENDMENT NO. 1 TO INVESTOR/REGISTRATION RIGHTS AGREEMENT

THIS AMENDMENT NO. 1 TO INVESTOR/REGISTRATION RIGHTS AGREEMENT (this "Amendment") is made as of the 16th day of November by Midwest Energy Emissions Corp., a Delaware corporation ("Borrower"), and AC Midwest Energy LLC, a Delaware limited liability company (the "Lender" or "Holder").

R E C I T A L S:

A. Borrower, MES, Inc., a North Dakota corporation ("Guarantor"), and Lender entered into that certain Financing Agreement dated as of August 14, 2014 (the "Original Financing Agreement"), pursuant to which Original Financing Agreement the Lender has made an initial financial accommodation to Borrower, as evidenced by that certain Senior Secured Convertible Note dated as of August 14, 2014 in the original principal amount of $10,000,000 (the "Initial Note"), which financial accommodation were guaranteed by the Guarantor pursuant to the Financing Agreement.

B. In connection with the Original Financing Agreement, Borrower and Lender entered into the Investor/Registration Rights Agreement dated as of August 14, 2014 ("Registration Rights Agreement").

C. Lender, Borrower and Guarantor previously entered into that certain Waiver and Amendment to Financing Agreement and Reaffirmation of Guaranty (the "First Amendment") among the Borrower, the Guarantor and the Lender dated as of March 16, 2015 pursuant to which a replacement promissory note (the "Replacement Note") was issued to replace the Initial Note.

D. Borrower and the Guarantor have requested that the Lender (i) purchase from the Borrower additional senior secured convertible promissory notes guaranteed by the Guarantor (the "New Notes") to provide additional funds to Borrower; (ii) waive a violation by the Borrower of the Minimum Units Contracted covenant set forth in Section 8.1(c) of the Original Financing Agreement as amended by the First Amendment; and (iii) amend certain other terms of the Original Financing Agreement as amended by the First Amendment, and the Lender has agreed pursuant and subject to the terms and conditions set forth in that certain Waiver and Amendment No. 2 to Financing Agreement and Reaffirmation of Guaranty among Borrower, the Guarantor and the Lender dated as of the date hereof (the "Financing AgreementAmendment"). In connection with entering into the Financing Agreement Amendment and issuing to the Lender the first New Note, the Borrower will also be issuing to the Lender an additional warrant to purchase Common Stock of the Borrower (the "Second Warrant").

E. The Lender has required, as a condition precedent to its agreement to execute the Financing Agreement Amendment that Borrower amend and reaffirm its obligations under the Registration Rights Agreement as set forth herein.

NOW THEREFORE, in consideration for the Lender's agreement to execute the Financing Agreement Amendment and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, Borrower and the Lender agree as follows:

1. Revised Definitions. In order to expand the terms of the Registration Rights Agreement to include the Common Stock issuable pursuant to the New Notes and the Second Warrant, the following terms are hereby added to Section 1 of the Registration Rights Agreement, and where such term is already defined in the Registration Rights Agreement, such term shall have the definition set forth below in place of the definition previously set forth in the Registration Rights Agreement for such term:

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"Additional Registrable Securities" means: (i) any Cutback Shares not previously included on a Registration Statement, and (ii) any capital stock of the Company issued or issuable with respect to the Notes, Replacement Note, New Notes, Conversion Shares, Purchased Convertible Notes, Purchased Convertible Note Shares, Warrants, Second Warrant, Warrant Shares, and Cutback Shares and any additional senior secured convertible notes or warrants or options to purchase Common Stock of the Borrower issued by Borrower to the Holder pursuant to the Financing Agreement, as applicable, as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise.

"Conversion Shares" means collectively, the shares of Common Stock issuable upon conversion of the Note, the Replacement Note, the New Notes and any additional senior secured convertible notes of Borrower issued by Borrower to the Holder pursuant to the Financing Agreement.

"Financing Agreement" means that certain Financing Agreement among Borrower, the Guarantor and the Holder dated as of August 14, 2014, as may be amended, restated, modified and supplemented from time to time.

"Initial Registrable Securities" means (i) the Warrant Shares issuable or issued upon exercise of the Warrant and the Second Warrant; (ii) the Conversion Shares issuable or issued pursuant to the terms of the Note, the Replacement Note, the New Notes and any additional senior secured convertible notes of Borrower issued to the Holder; (iii) the Purchased Convertible Note Shares issuable or issued pursuant to the terms of the Purchased Convertible Notes; and (iv) any other capital stock issued or issuable with respect to the Note, the Replacement Note, the New Notes, Conversion Shares, Purchased Convertible Notes, Purchased Convertible Note Shares, Warrant, the Second Warrant or Warrant Shares and any additional senior secured convertible notes or warrants or options to purchase Common Stock of the Borrower issued by Borrower to the Holder pursuant to the Financing Agreement, as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise.

"New Notes" mean the senior secured convertible promissory notes issued by Borrower to Holder pursuant to the Second Amendment.

"Note" means collectively, the Note, as such term is defined in the Financing Agreement, the Replacement Note, the New Notes and any additional senior secured convertible notes issued by Borrower to the Holder pursuant to the Financing Agreement, as such may be amended, modified, restated or supplemented from time to time.

"Second Amendment" means that certain Waiver and Amendment No. 2 to Financing Agreement and Reaffirmation of Guaranty, dated as of November 16, 2015, among Borrower, MES, Inc., a North Dakota corporation, and the Holder.

"Second Warrant" means the warrant to purchase Common Stock issued by Borrower to Holder pursuant to the Second Amendment.

"Transaction Documents" means the Financing Agreement, the Note, the Replacement Note, the New Note, the Warrant and the Second Warrant, and each of the other agreements, documents and certificates entered into by the Holder and the Company in connection with the transactions contemplated by the Financing Agreement, as amended, modified, restated or supplemented from time to time.

"Warrant" means collectively, the warrant to purchase Common Stock issued by Borrower to Holder on August 14, 2014, the Second Warrant and warrants or options to purchase Common Stock of the Borrower issued by Borrower to the Holder pursuant to the Financing Agreement from time to time, as such may be amended, modified, restated or supplemented from time to time.

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"Warrant Shares" means, collectively, the Common Stock issuable pursuant to the Warrant, the Second Warrant and warrants or options to purchase Common Stock of the Borrower issued by Borrower to the Holder pursuant to the Financing Agreement from time to time, as such may be amended, modified or supplemented from time to time.

2. Reaffirmation. Except as amended above through the modification of the above definitions, the terms of the Registration Rights Agreement are hereby ratified and confirmed.

3. All recitals are hereby incorporated into and made a part of this Amendment. Except as set forth herein, capitalized terms contained in this Amendment shall have the respective meanings herein as such terms have in the Original Financing Agreement (as amended by the First Amendment and the Financing Agreement Amendment); except that capitalized terms contained in Section 2 shall have the meaning provided in the Registration Rights Agreement as amended by this Amendment.

4. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this agreement. Any party delivering an executed counterpart of this agreement by facsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this agreement.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned has executed this Amendment effective as of the day and year first above written.

MIDWEST ENERGY EMISSIONS CORP., a Delaware corporation

By:	/s/ Richard H. Gross
Name:	Richard H. Gross
Title:	Chief Financial Officer

AC MIDWEST ENERGY LLC, a Delaware limited liability company

By:	/s/ Samir Patel
Name:	Samir Patel
Title:	Manager